Exhibit 10.2

                         LINE OF CREDIT LOAN AGREEMENT
                                   (UNSECURED)

This Line of Credit Loan Agreement (this "LOAN AGREEMENT") dated as of November 29, 2010, is between NORTH AMERICAN GOLD & MINERALS FUND, a Nevada corporation with an address of 848 N. Rainbow Blvd., #3003, Las Vegas, NV 89107 ("LENDER"), and ASPA GOLD CORP., formerly known as Renaissance BioEnergy Inc., a Nevada corporation with an address of 36101 Bob Hope Dr., Suite E5-238, Rancho Mirage, CA 92270 ("BORROWER"). Lender has agreed to provide this loan to Borrower on the terms and conditions set forth herein.

1. LOAN AMOUNT AND TERMS

1.1 Loan Amount.

On the Closing Date, Lender will provide a loan to Borrower, subject to the terms and conditions of this Loan Agreement; in the maximum aggregate amount of US$1,000,000 (One million Dollars) (the "LOAN"). The Loan shall be used to retire nominal outstanding trade debt, as working capital and, with the consent of Lender, to retire the existing Promissory Notes.

     (a) This is a revolving line of credit. Borrower may re-borrow principal amounts that are repaid.

1.2 Maturity Date.

     (a) Subject to earlier maturity if there is an Event of Default, the Loan shall mature on November 30, 2011 (the "MATURITY DATE").

     (b) If there is an Event of Default, then in addition to Lender's other remedies, Lender (as defined below) may require Borrower to repay any amounts outstanding under the loan immediately.

1.3 Interest Rate.

Borrower is executing a promissory note in favor of Lender in the form of Exhibit "A" (the "NOTE") in the amount of the Loan evidencing the Loan and payable to Lender. The Note sets forth the interest rate and certain other terms and conditions applicable to the Loan.

1.4 Loan Documents.

The "LOAN DOCUMENTS" are the documents indicated below, each dated as of the date of this Loan Agreement unless indicated otherwise. A capitalized term used in this Loan Agreement but not defined herein has the meaning given in the other Loan Documents. In the event of conflict between this Loan Agreement and the Loan Documents, this Loan Agreement shall control.
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     (a)  This Loan Agreement; and

     (b)  The Note.

2. FEES AND EXPENSES

2.1 Expenses and Costs.

     (a) Borrower will pay all costs and expenses incurred by Lender in connection with the administration of the Loan, and the exercise of any of Lender's rights or remedies under the Loan Documents by Lender. Such costs and expenses include legal fees and expenses of Lender's counsel and any other reasonable fees and costs for services, regardless of whether such services are furnished by Lender's employees or by independent contractors.

     (b) Borrower agrees to indemnify Lender from and hold it harmless against any transfer or documentary taxes, assessments or charges imposed by any governmental authority by reason of the execution, delivery and performance of the Loan Documents. Borrower's obligations under this
          Section 2.1 shall survive payment of the Loan of credit and assignment of any rights hereunder.

3. CONDITIONS

Lender has already made an initial disbursement of the Loan to Borrower. Lender's obligation to disburse the remainder of the Loan to Borrower shall be subject to execution and deliver by Borrower of the Loan Documents and to fulfillment of the following conditions, in each case to the satisfaction of Lender in its sole discretion:

     (a) The amendment of Borrower's promissory notes (the "Existing Notes") payable to each of James F. Franco, Samuel Gulko, Point North Investments, LLC and Roger F. Ruttenberg Trust dated July 12, 1986, by form of amendment acceptable to lender, including revision of the conversion provisions to eliminate bargain conversion prices; and

     (b) The written forgiveness by each present or former officer or director of Borrower of any deferred compensation owed by Borrower.

4. REPRESENTATIONS AND WARRANTIES

When Borrower signs this Loan Agreement, and until Lender is repaid in full, Borrower makes the following representations and warranties, each of which is made to the actual knowledge of Borrower's Chief Financial Officer.

4.1 Enforceable Agreement.

The Loan Documents do not conflict with any law, agreement, or obligation by which Borrower is bound, and (i) this Loan Agreement is a legal, valid and binding agreement of Borrower, enforceable against Borrower in accordance with

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its terms (except as such enforceability may be limited by general principals of equity), and (ii) any instrument or document required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable (except as such enforceability may be limited by general principals of equity).

4.2 Financial Information.

All financial and other information that has been or will be supplied to Lender, and any financial statements of Borrower:

     (a)  Is  sufficiently   complete  to  give  Lender  accurate  knowledge  of
          Borrower's financial condition, including all material contingent liabilities;

     (b) Is in compliance with any governmental regulations that apply, if any; and

     (c) Does not fail to state any material facts necessary to make the information contained therein not misleading.

Since the dates of the financial information specified above, there has been no material adverse change in the business condition (financial or otherwise), operations, properties or prospects of

4.3 Lawsuits.

To Borrower's Knowledge, other than as has been previously disclosed to Lender in writing, which is acknowledged by Lender, there is no lawsuit, arbitration, claim or other dispute pending or threatened against Borrower which, if lost, would materially and substantially impair Borrower's financial condition or ability to repay the Note, except as has been previously disclosed in writing to Lender.

4.4 Title to Assets.

Borrower has good and clear title to its assets, and the same are not subject to any mortgages, deeds of trust, pledges, security interests or other encumbrances, other than those expressed in the agreements previously disclosed to Lender pursuant to which it has acquired its assets.

4.5 Income Tax Returns.

Borrower has filed or will file all tax returns and reports required to be filed and have paid or will pay all applicable federal, state and local franchise, income and property taxes which are due and payable.

4.6 Other Obligations.

To Borrower's Knowledge, Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease,

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commitment,  contract,  instrument or obligation,  except as has been previously disclosed in writing to Lender.

4.7 No Event of Default.

To Borrower's Knowledge, there is no event which is, or with notice or lapse of time or both would be, a material default under the Loan Documents.

4.8 Permits, Franchises.

To Borrower's Knowledge, Borrower possesses all material permits, franchises, contracts and licenses required and all material trademark rights, trade name rights, and fictitious name rights necessary to enable it to conduct the business in which it is now engaged, provided that additional permits will be required to open Borrower's mines.

5. COVENANTS

Borrower agrees, so long as credit is available under this Loan Agreement and until Lender is repaid in full:

5.1 Use of Proceeds.

To use the proceeds of the Loan to retire trade payables, for working capital and; with the consent of Lender, to retire the existing outstanding Promissory Notes.

5.2 Financial Information.

To provide financial information and statements and such additional information as requested by Lender from time to time.

5.3 Taxes and Other Liabilities.

To pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against Borrower or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

     (a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect to Borrower's financial condition or the loss of any right of redemption from any sale thereunder; and

     (b) Borrower shall have set aside on its books reserves (segregated to the extent required by GAAP) adequate with respect thereto.

5.4 Liens.

Without the prior written consent of Lender, which consent may be granted or withheld in Lender's reasonable discretion, not to create, assume, or allow any

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security interest or lien (including judicial liens) on property Borrower now or later owns, except:

     (a)  Deeds of trust and security agreements in favor of Lender;

     (b)  Liens for property taxes not yet due;

     (c) Liens outstanding on the date of this Agreement and previously disclosed in writing to and permitted by Lender; and

     (d) Additional purchase money security interests in personal property acquired after the date of this Agreement.

5.5 Notices to Lender.

To promptly notify Lender in writing of:

     (a) Any Event of Default hereunder or any event which would become an Event of Default hereunder upon the giving of notice, the lapse of time, or both;

     (b)  Any lawsuit or arbitration;

     (c)  Any material failure to comply with this Loan Agreement;

     (d)  Any  material   adverse  change  in  Borrower's   business   condition
          (financial or otherwise), operations, properties or prospects;

     (e)  Any change in Borrower's state of residence.

5.6 Compliance with Laws.

To materially comply with the laws (including any fictitious name statute), regulations, and orders of any government body with authority over Borrower's business.

5.7 Additional Negative Covenants.

Not to take any of the following actions, without Lender's written consent:

     (a)  Engage  in  any  business  activities   substantially  different  from
          Borrower's present business; or

     (b) Use any proceeds of the Loan, directly or indirectly, to purchase or carry, or reduce or retire any loan incurred to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

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5.8 No Consumer Purpose.

Not to use this Loan for personal, family, or household purposes.

5.9 Cooperation.

To take any action reasonably requested by Lender to carry out the intent of the Loan Documents.

5.10 Trusts.

Not to transfer any of Borrower's assets to a trust unless the trust is acceptable to Lender in form and content, and the trustee guaranties payment of Borrower's obligations under this Loan Agreement prior to any such transfer.

5.11 Preservation of Rights.

To maintain and preserve all rights, privileges, and franchises Borrower now has.

5.12 Audits; Books and Records.

To maintain adequate books and records and to allow Lender and its agents to inspect Borrower's properties and examine, audit and make copies of books and records at any reasonable time. If any of Borrower's properties, books or records is in the possession of a third party, Borrower hereby authorizes that third party to permit Lender or its agents to have access to perform inspections or audits and to respond to Lender's requests for information concerning such properties, books and records. Lender has no duty to inspect Borrower's properties or to examine, audit, or copy books and records and Lender shall not incur any obligation or liability by reason of not making any such inspection or inquiry. In the event that Lender inspects Borrower's properties or examines, audits, or copies books and records, Lender will be acting solely for the purposes of protecting Lender's security and preserving Lender's rights under this Loan Agreement. Neither Borrower nor any other party is entitled to rely on any inspection or other inquiry by Lender. Lender owes no duty of care to protect Borrower or any other party against, or to inform Borrower or any other party of, any adverse condition that may be observed as affecting Borrower's properties or premises, or Borrower's business. Lender may in its discretion disclose to Borrower any findings made as a result of, or in connection with, any inspection of Borrower's properties.

5.13 Maintenance of Properties.

To make repairs, renewals, or replacements to keep Borrower's properties in good working condition.

6. COLLATERAL.

The Loan shall be unsecured.

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7. DEFAULT.

If any of the following events occurs and continues for more than thirty (30) days following written notice thereof from Lender to Borrower (an "EVENT OF DEFAULT"), Lender may declare Borrower in default and require Borrower to repay its entire debt immediately and without prior notice. However, if a bankruptcy petition is filed with respect to Borrower, the entire debt outstanding under this Loan Agreement shall automatically be due immediately.

7.1 Failure to Pay.

Notwithstanding the foregoing, Borrower fails to make a payment due under the Loan Documents within fifteen (15) days after the date when due.

7.2 False Information.

Borrower has given Lender false or misleading material information or material representations.

7.3 Bankruptcy.

Borrower files a bankruptcy petition or makes a general assignment for the benefit of creditors, or a bankruptcy petition is filed against Borrower. The default will be deemed cured if any bankruptcy petition filed against Borrower is dismissed within a period of 45 (Forty five) days after the filing; provided, however, that Lender will not be obligated to extend any additional credit to Borrower during that period.

7.4 Receivers.

A receiver or similar official is appointed for Borrower's business (or any general partner or majority shareholder of either), or the business is terminated.

7.5 Judgments.

Any judgment or arbitration award is entered against Borrower that remains unsatisfied for more than 90 (Ninety) days, or Borrower enters into any settlement agreement with respect to any litigation, claim or arbitration that remains unsatisfied for more than 90 (Ninety) days in an aggregate amount of US$500,000 (Five Hundred Thousand Dollars); or more.

7.6 Government Action.

Any  government   authority  takes  action  that  materially  adversely  affects
Borrower's financial condition or ability to repay the Loan.

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7.7 Material Adverse Change.

A material adverse change occurs, in Borrower's business condition (financial or otherwise), operations or properties.

7.8 Default Under Related Documents.

An Event of Default exists under any of the other Loan Documents.

7.9 Other Breach under This Loan Agreement.

If Borrower is in breach of this Loan Agreement (other than Section 7.01) and the breach is incapable of being cured within 30 (Thirty) days, and Borrower is diligently pursuing the cure of such breach, the breach will not be considered an Event of Default under this Loan Agreement for a period up to 60 (Sixty) days after the date on which Lender gives notice of the default to Borrower; provided, however, that Lender will not be obligated to extend any additional credit to Borrower during that period.

8. ENFORCING THIS LOAN AGREEMENT; MISCELLANEOUS

8.1 Remedies.

If an Event of Default occurs under the Loan Documents, Lender may exercise any right or remedy which they have under any of the Loan Documents or which is otherwise available at law or in equity. All of Lender's rights and remedies shall be cumulative. In the Event of Default, at Lender' option, exercisable in their sole discretion on behalf of all Lenders, all of Borrower's obligations under the Loan Documents will become immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind.

8.2 Nevada Law.

This Loan Agreement and the Loan Documents shall be governed by Nevada law.

8.3 Presentment, Demands and Notice.

Lender shall be under no duty or obligation to make or give any presentment, demands for performances, notices of nonperformance, protests, and notices of protest or notices of dishonor in connection with any obligation or indebtedness under the Loan Documents.

8.4 Indemnification.

Borrower shall indemnify, save, and hold harmless Lender and its parent and affiliates and all of their directors, officers, employees, agents, successors, attorneys and assigns (collectively, the "INDEMNITEES") for, from and against the following matters (collectively, the "INDEMNIFIED MATTERS"):

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     (a)  Any and all  liabilities,  obligations,  losses,  damages,  penalties, actions, judgments, suits, claims, costs, charges, expenses and disbursements (including attorneys' fees, including the reasonable estimate of the allocated cost of in-house counsel and staff) of any kind with respect to the execution, delivery, enforcement, performance
          and   administration  of  this  Loan  Agreement  and  the  other  Loan
          Documents, and the transactions contemplated hereby, and with respect to any investigation, litigation or proceeding related to this Loan Agreement, the other Loan Documents, the Loan or the use of the proceeds thereof, whether or not any Indemnitee is a party thereto.

     (b) Any and all writs, subpoenas, claims, demands, actions, or causes of action that are served on or asserted against any Indemnitee (if directly or indirectly related to a writ, subpoena, claim, demand, action, or cause of action against Borrower or any affiliate of Borrower); and any and all liabilities, losses, costs, or expenses (including attorneys' fees, including the reasonable estimate of the allocated cost of in-house counsel and staff) that any Indemnitee suffers or incurs as a result of any of such Indemnified Matters.

          The obligations of Borrower under this Section shall survive payment of the Loan and assignment of any rights hereunder. The foregoing notwithstanding, Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Matters arising from the gross negligence or willful misconduct of such Indemnitee.

8.5 Attorneys' Fees.

In the event of a lawsuit, reference or arbitration proceeding, including any tort proceeding, between or among the parties hereto, the prevailing party is entitled to recover costs and reasonable attorneys' fees (including any allocated costs of in-house counsel) incurred in connection with the lawsuit, reference or arbitration proceeding, as determined by the court, referee or arbitrator.

8.6 Notices.

Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified, or registered mail postage prepaid, directed to the addresses shown on the signature page of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address.
Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

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8.7 Successors and Assigns.

This Loan Agreement is binding on Borrower's heirs, successors and assigns, and Lender's successors and assignees. Borrower agrees that it may not assign this Loan Agreement or the other Loan Documents without Lender's prior consent. Lender may sell participations in or assign this Loan, and may provide financial information about Borrower to actual or potential participants or assignees, without notice to or consent of Borrower.

8.8 No Third Parties Benefited.

This Loan Agreement is made and entered into for the sole protection and benefit of Lender and Borrower and their successors and assigns. No trust fund is created by this Loan Agreement and no other persons or entities shall have any right of action under this Loan Agreement or any right to the Loan proceeds.

8.9 Integration; Relation to the Loan Headings.

The Loan Documents (a) integrate all the terms and conditions in or incidental to this Loan Agreement, (b) supersede all oral negotiations and prior writings with respect to their subject matter, including any loan commitment to Borrower, and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. No representation, understanding, promise or condition shall be enforceable against any party unless it is contained in the Loan Documents. If there is any conflict between the terms, conditions and provisions of this Loan Agreement and those of any other agreement or instrument, including any other Loan Document, the terms, conditions and provisions of the Agreement shall prevail. Headings and captions are for reference only and shall not affect the interpretation or meaning of any provisions of this Loan Agreement. The exhibits to this Loan Agreement are hereby incorporated in this Loan Agreement.

8.10 Interpretation.

Time is of the essence in the performance of this Loan Agreement by Borrower. The word "INCLUDE(S)" means "include(s), without limitation," and the word "INCLUDING" means "including but not limited to." No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Loan Agreement.

8.11 Severability; Waivers; Amendments.

This Loan Agreement may not be modified or amended except by a written agreement signed by the parties. Any consent or waiver under this Loan Agreement must be in writing. If any part of this Loan Agreement is not enforceable, the rest of the Loan Agreement may be enforced. If Lender waives a default, it may enforce a later default. No waiver shall be construed as a continuing waiver. No waiver

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shall be implied from  Lender's  delay in  exercising or failure to exercise any right or remedy against Borrower. Consent by Lender to any act or omission by Borrower shall not be construed as consent to any other or subsequent act or omission or as a waiver of the requirement for Lender's consent to be obtained in any future or other instance. Lender retains all of its rights and remedies, even if it makes an advance after a default. Notwithstanding the foregoing, Lender may amend this Agreement and waive defaults by the Company hereunder, except that no amendment may reduce the principal amount or interest rate of any Note or extend the maturity date of any Note without the consent of all of the Note holders.

8.12 Counterparts.

This Loan Agreement may be executed in counterparts each of which, when executed, shall be deemed an original, and all such counterparts shall constitute one and the same agreement.

8.14 Electronic Transmission of Data.

Lender and Borrower agree that certain Loan related data (including confidential information, documents, applications and reports) may be transmitted electronically, including over the internet. This data may be transmitted to, received from or circulated among agents and representatives of Borrower and/or Lender and their affiliates, and other persons or entities involved with the subject matter of this Loan Agreement. Borrower acknowledges and agrees that (a) there are risks associated with the use of electronic transmission and that Lender does not control the method of transmittal or service providers, (b) Lender has no obligation or responsibility whatsoever and assumes no duty or obligation for the security, receipt or third party interception of such transmissions, and (c) Borrower will release, hold harmless and indemnify Lender from any claim, damage or loss, including that arising in whole or part from Lender's strict liability or sole, comparative or contributory negligence which is related to the electronic transmittal of data.

8.15 USA Patriot Act Notice.

Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "ACT"), Lender is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act.

8.16 Business Days.

A Business Day shall mean any day other than a Saturday, a Sunday or a legal holiday on which national banks are not open for business in the State of Nevada. All payments and disbursements which would be due on a day which is not a Business Day will be due on the next Business Day. All payments received on a day which is not a Business Day will be applied to the Loan on the next Business Day.

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This Loan  Agreement  is  executed as of the date stated at the top of the first page.

LENDER:                                     BORROWER:

NORTH AMERICAN GOLD &                       ASPA GOLD CORP., formerly known as
MINERALS FUND, a Nevada Corporation         Renaissance Bioenergy Inc., a
                                            Nevada Corporation


By: /s/ Ronald Yadin Lowenthal              By: /s/ David Arthun
   ---------------------------------           ---------------------------------
Name: RONALD YADIN LOWENTHAL,               Name: DAVID ARTHUN
President                                         DIRECTOR (Duly Authorized)



Address where notices to                    Address where notices to
Lender are to be sent:                      Borrower are to be sent:

848 N. Rainbow Blvd, #3003.                 36101 Bob Hope Dr., Suite E5-238
Las Vegas, NV 89107                         Rancho Mirage, CA 92270

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                                   EXHIBIT "A"

                                 PROMISSORY NOTE
                                   (Unsecured)

US$1,000,000                                                   November 29, 2010

     FOR VALUE RECEIVED, ASPA GOLD CORP., formerly known as Renaissance BioEnergy Inc., a Nevada corporation with an address of 36101 Bob Hope Dr., Suite E5-238, Rancho Mirage, CA 92270 ("BORROWER"), hereby promises to pay to the order of NORTH AMERICAN GOLD & MINERALS FUND, a Nevada corporation with an address of 848 N. Rainbow Blvd., #3003, Las Vegas, NV 89107 ("LENDER"), without offset, in immediately available funds in lawful money of the United States of America, at such location designated by Lender, the principal sum of US$1,000,000 (One million Dollars) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided. This Note evidences the loan (the "LOAN") from Lender to Borrower, and is one of several Loan Documents, as defined and designated in that certain Line of Credit Loan Agreement (Unsecured) (as amended, restated or otherwise modified from time to time, the "LOAN AGREEMENT") dated of even date herewith between Lender and Borrower.

1. Payment Schedule and Maturity Date.

     (a) Prior to the Maturity Date, unpaid interest shall accrue commencing on the first day of the month following the first Advance (as defined in the Loan Agreement). The entire principal balance of this Note then unpaid, together with all accrued and unpaid interest and all other amounts payable hereunder and under the other Loan Documents (as defined in the Loan Agreement), shall be due and payable in full on November 30, 2011 (the "MATURITY DATE"). Some or all of the Loan Documents, including the Loan Agreement, contain provisions for the acceleration of the maturity of this Note.

     (b) This Note represents a revolving line of credit. Borrower may re-borrow principal amounts that are repaid.

     (c) At Borrower's option, Borrower may repay the Loan by issuance of its common stock, par value US$0.00001 per share, as part of a capital raise by Borrower of at least US$5,000,000 (Five million Dollars) that closes prior to the Maturity Date. For purpose of repayment of the Loan, such common stock shall be valued at the price per share at which it is sold in such capital raise.

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
2. Interest Rate.

2.1 Interest Rate.

Prior to the Maturity Date, the Principal Debt from day to day outstanding which is not past due shall not bear interest. From and after the Maturity Date, the Principal Debt shall bear interest at a rate of 3% (Three percent) per annum (the "INTEREST RATE") (computed as provided in Section 2.2 hereof).

2.2 Computations and Determinations.

All interest shall be computed on the basis of a year of 360 (Three hundred and sixty) days and paid for the actual number of days elapsed (including the first day but excluding the last day). Unpaid interest shall be compounded annually. The books and records of Lender shall be conclusive evidence, in the absence of manifest error, of all sums owing to Lender from time to time under this Note, but the failure to record any such information shall not limit or affect the obligations of Borrower under the Loan Documents.

2.3 Past Due Rate.

If any amount payable by Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), such amount shall thereafter bear interest at the Past Due Rate (as defined below) to the fullest extent permitted by applicable Law. Accrued and unpaid interest or past due amounts (including interest on past due interest) shall be due and payable on demand, at a fluctuating rate per annum (the "PAST DUE RATE") equal to the Interest Rate plus 100 (One hundred) basis points.

2.4 Additional Defined Terms.

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement. In addition to other terms defined herein, as used herein the following terms shall have the meanings indicated, unless the context otherwise requires:

"INDEBTEDNESS" means any and all of the indebtedness to Lender evidenced, governed or secured by or arising under this Note or any other Loan Document.

"LAWS" means all constitutions, treaties, statutes, laws, ordinances, regulations, rules, orders, writs, injunctions, or decrees of the United States of America, any state or commonwealth, any municipality, any foreign country, any territory or possession, or any Tribunal.

"NOTE" means this promissory note, and any renewals, extensions, amendments or supplements hereof.

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
"PRINCIPAL DEBT" means the aggregate unpaid principal balance of this Note at the time in question.

3. Prepayment.

     (a) Borrower may prepay without penalty the principal balance of this Note, in full at any time or in part from time to time.

4. Late Charges.

If Borrower shall fail to make any payment under the terms of this Note (other than the payment due at maturity) within 15 (Fifteen) days after the date such payment is due, Borrower shall pay to Lender on demand a late charge equal to 4% (Four percent) of the amount of such payment. Such 15 (Fifteen) day period shall not be construed as in any way extending the due date of any payment. The late charge is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other amount that Lender may be entitled to receive or action that Lender may be authorized to take as a result of such late payment.

5. Certain Provisions Regarding Payments.

All payments made under this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, to unpaid principal, and to any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion, any instructions from Borrower or anyone else to the contrary notwithstanding. Remittances shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due on any Indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default (as hereinafter defined), (b) waive, impair or extinguish any right or remedy available to Lender hereunder or under the other Loan Documents, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect. Payments received after 2:00 p.m. shall be deemed to be received on, and shall be posted as of, the following Business Day. Whenever any payment under this Note or any other Loan Document falls due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

6. Security.

This Note is unsecured.

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
7. Events of Default.

The occurrence of any one or more of the following shall constitute an "EVENT OF DEFAULT" under this Note:

     (a) Borrower fails to pay when and as due and payable any amounts payable by Borrower to Lender under the terms of this Note.

     (b) Any covenant, agreement or condition in this Note is not fully and timely performed, observed or kept, subject to any applicable grace or cure period.

     (c) An Event of Default (as therein defined) occurs under any of the Loan Documents other than this Note (subject to any applicable grace or cure period).

8. Remedies.

Upon the occurrence of an Event of Default, Lenders may exercise one or more of the following rights, powers and remedies on behalf of all of the lenders under the Loan Agreement:

     (a) Lender may accelerate the Maturity Date and declare the unpaid principal balance and accrued but unpaid interest on this Note and all other amounts payable hereunder and under the other Loan Documents, at once due and payable, and upon such declaration the same shall at once be due and payable.

     (b) Lender may exercise any of its other rights, powers and remedies at law or in equity.

9. Remedies Cumulative.

All of the rights and remedies of Lender under this Note and the other Loan Documents are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies. No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time. No failure by Lender to exercise, or delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Event of Default.

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
10. Costs and Expenses of Enforcement.

Borrower agrees to pay to Lender on demand all costs and expenses incurred by them in seeking to collect this Note or to enforce any of Lender's rights and remedies under the Loan Documents, including court costs and reasonable attorneys' fees and expenses, whether or not suit is filed hereon, or whether in connection with arbitration, judicial reference, bankruptcy, insolvency or appeal.

11. Service of Process.

Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrower and (b) serving a copy thereof on Mr. Frederick C. Bauman,
Attorney-at-Law, the agent hereby designated and appointed by Borrower as Borrower's agent for service of process. Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding. Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of Los Angeles County, California, subject to any provision or agreement for arbitration, judicial reference or other dispute resolution set forth in the Loan Agreement.

12. Heirs, Successors and Assigns.

The terms of this Note Agreement and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents.

13. General Provisions.

Time is of the essence with respect to Borrower's obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the Indebtedness evidenced hereby. Borrower and each party executing this Note as Borrower hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note; (b) agree to any subordination or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the state and county in which payment of this Note is to be made for the enforcement of any and all obligations under this Note and the other Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. This Note and its validity, enforcement and interpretation shall be governed by the laws of the State of Nevada (without regard to any principles of conflicts of Laws) and applicable United States federal law. Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time of the place where payment of this Note is to be made. The term "BUSINESS DAY" shall mean a day on which national banks are open for the conduct of substantially all of its banking business at its office in the city in which this Note is payable (excluding Saturdays and Sundays). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement. The words "include" and "including" shall be interpreted as if followed by the words "without limitation".

14. Notices.

Any notice required to be given under this Note shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified, or registered mail postage prepaid, directed to the addresses shown on the signature page of the Loan
Agreement. Any party may change its address for notices under this Note by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address.
Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

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
15. No Usury.

It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents. If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender's exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

Section 16. Amendments and Waivers.

Lender may amend the Loan Agreement and waive defaults by the Company thereunder, except that no amendment may reduce the principal amount or interest rate of this Note or extend the maturity date of this Note without the consent of the holder of this Note.

     IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

BORROWER:

ASPA GOLD CORP.,
formerly known as Renaissance BioEnergy Inc., a Nevada corporation


By: /s/ David Arthun
   ------------------------------------------
Name: DAVID ARTHUN
DIRECTOR, Duly Authorized


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